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                                                                     EXHIBIT 23
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-64580, 333-2404, 333-3480 and 333-12321,
333-27611, 333-59309 and 333-59529.

                                                  /s/ Arthur Andersen LLP

Philadelphia, Pa.
December 10, 1999